Exhibit 3.12

ARTICLES OF ORGANIZATION OF MARACAY HOMES ARIZONA I, L.L.C.
1. The name of this limited liability company (“Company”) is:
MARACAY HOMES ARIZONA I, L.L.C.
2. A. The address of the Company’s registered office is:
6330 East Thomas Road, Building 3 Scottsdale, Arizona 85251
B. The name and business address of the Company’s agent for service of process is:

VON DIX

6330 East Thomas Road

Building 3

Scottsdale, Arizona 85251

3. There are or will be two or more Members at the time the Company is formed.

4. The latest date the Company can dissolve is December 31, 2050.

5. Management of the Company is vested in its Managers all of which have the authority to act for and to bind the Company. Any person dealing with the Company may rely upon the latest filed Articles of Organization, as amended, as designating the current Manager or Managers.

6. A. The Managers’ names and mailing addresses are:

DAVID BESSEY	VON DIX	DOUG FOWLER
6330 East Thomas Road	6330 East Thomas Road	6330 East Thomas Road
Building 3	Building 3	Building 3
Scottsdale, Arizona 85251	Scottsdale, Arizona 85251	Scottsdale, Arizona 85251

B. The following Members own a twenty percent (20%) or greater interest in the capital or profits of the Company: DAVID BESSEY, 6330 East Thomas Road, Building 3, Scottsdale, Arizona 85251; VON DIX, 6330 East Thomas Road, Building 3, Scottsdale, Arizona 85251; DOUG FOWLER, 6330 East Thomas Road, Building 3, Scottsdale, Arizona 85251; and MARACAY HOMES CORPORATION, an Arizona corporation, 6330 East Thomas Road, Building 3, Scottsdale, Arizona 85251.

7. This limited liability company (the “Company”) is organized to transact any and all lawful business for which a limited liability company may be organized under Arizona law.

EXECUTED this 2 day of November, 1994.

/s/ Karla D. Motsenbocker
Karla D. Motsenbocker, Organizer

AMENDMENT OF ARTICLES OF ORGANIZATION OF MARACAY HOMES ARIZONA I, L.L.C.
1. The name of this limited liability company (“Company”)
MARACAY HOMES ARIZONA I, L.L.C.
2. The filing date of the initial Articles of Organization was December 14, 1994.

3. The initial Articles of Organization are hereby being amended to reflect the addition of a Manager. The new Manager’s name and mailing address are: JEFFREY J. ANDERSEN, 6330 East Thomas Road, Suite 200, Scottsdale, Arizona 85251. JEFFREY J. ANDERSEN’S authority as a Manager shall be limited to the execution of any and all documents necessary, including conveyance deeds, in connection with residential real estate closings of the Company in the ordinary course of business.

4. Any Manager may sign conveyance deeds in connection with residential real estate closing of this Company in the ordinary course of business and such conveyance deeds shall be binding upon the Company.

EXECUTED this 1st day of September, 1995.

/s/ DAVID W. BESSEY
DAVID W. BESSEY, Manager

/s/ VON E. DIX
VON E. DIX, Manager

/s/ DOUG W. FOWLER
DOUG W. FOWLER, Manager

AMENDMENT OF ARTICLES OF ORGANIZATION OF MARACAY HOMES ARIZONA I, L.L.C.

1. The name of this limited liability company (“Company”) is:

MARACAY HOMES ARIZONA I, L.L.C.

2. The filing date of the initial Articles of Organization was December 14, 1994.

3. The initial Articles of Organization are hereby being amended to reflect a change in the Managers of the Company:

The Managers’ names and mailing address are: DAVID W. BESSEY, DOUG W. FOWLER and JEFFREY J. ANDERSEN, 6330 East Thomas Road, Suite 200, Scottsdale, Arizona 85251

4. Any Manager may sign conveyance deeds in connection with residential real estate closing of this Company in the ordinary course of business and such conveyance deeds shall be binding upon the Company.

EXECUTED this 13 day of October, 1997.

Manager

STATE OF ARIZON CORPORATION COMMISSION
I hereby certify this to be true and complete copy of the document filed in this office and admitted to record in File No. L-0737774-3.

Executive Secretary

Dated:	Oct 25, 2002	By:

ARTICLES OF AMENDMENT TO THE ARTICLES OF ORGANIZATION OF MARACAY HOMES ARIZONA I, L.L.C.

1. The name of the limited liability company is MARACAY HOMES ARIZONA I, L.L.C. (the “Company”).

2. The date the initial Articles of Organization were filed was December 14, 1994.

3. Article 4 of the Articles of Organization is hereby deleted.

4. Article 5 of the Articles of Organization is hereby renumbered as Article 4.

5. Article 6 is hereby renumbered as Article 5 and amended to read: “The names and addresses of each person who is a Manager of the Company are:

David W. Bessey

6330 East Thomas Road

Suite 200

Scottsdale, Arizona 85251

Doug W. Fowler

6330 East Thomas Road

Suite 200

Scottsdale, Arizona 85251

Jeffrey J. Andersen

6330 East Thomas Road

Suite 200

Scottsdale, Arizona 85251

Dean Doty

6330 East Thomas Road

Suite 200

Scottsdale, Arizona 85251

The names and addresses of the Members who own a 20% or greater interest in the capital or profits of the Company are:

David W. Bessey

6330 East Thomas Road

Suite 200

Scottsdale, Arizona 85251

Doug W. Fowler

6330 East Thomas Road

Suite 200

Scottsdale, Arizona 85251

Ken Fowler AZ, Inc.

6330 East Thomas Road

Suite 200

Scottsdale, Arizona 85251

Maracay Homes Corp.

6330 East Thomas Road

Suite 200

Scottsdale, Arizona 85251

6. Article 7 of the Articles of Organization is hereby renumbered as Article 6.

IN WITNESS WHEREOF, the undersigned, as a Manager and Member of the Company, has executed this instrument for and on behalf of the Company this 8th day of April, 1998.

/s/ DAVID W. BESSEY
DAVID W. BESSEY

AMENDMENT OF

ARTICLES OF ORGANIZATION

OF

MARACAY HOMES ARIZONA I, L.L.C.

1. The name of this limited liability company (“Company”) is:

MARACAY HOMES ARIZONA I, L.L.C.

2. The filing date of the initial Articles of Organization was December 14, 1994.

3. The Articles of Organization are hereby amended to delete Article 5 (as amended by that certain Articles of Amendment to the Articles of Organization dated April 8, 1998) in its entirety and replace it with the following:

“The Managers’ names and mailing addresses are: DAVID W. BESSEY, 6330 East Thomas Road, Suite 200, Scottsdale, Arizona 85251; DOUG W. FOWLER, 6330 East Thomas Road, Suite 200, Scottsdale, Arizona 85251; JEFFREY J. ANDERSEN, 6330 East Thomas Road Suite 200, Scottsdale, Arizona 85251 and DEAN DOTY, 6330 East Thomas Road, Suite 200, Scottsdale, Arizona 85251.

DEAN DOTY’s authority as Manager shall be limited to the execution of any and all documents necessary as required by the Department of Real Estate to accomplish the day-to-day operations as the Designated Broker for the Company.

Any Manager, including DEAN DOTY, may sign conveyance deeds in connection with residential real estate closings of this Company in the ordinary course of business and such conveyance deeds shall be binding upon the Company.”

IN WITNESS WHEREOF, the undersigned has executed this Amendment this 14th day of December, 1998.

Manager

ARTICLES OF AMENDMENT TO THE ARTICLES OF ORGANIZATION OF MARACAY HOMES ARIZONA I, L.L.C.

1. The name of the limited liability company is MARACAY HOMES ARIZONA I, L.L.C. (the “Company”).

2. The date the initial Articles of Organization were filed was December 14, 1994.

3. Article 5 of the Articles of Organization is hereby amended to read: “The names and addresses of each person who is a Manager of the Company are:

David W. Bessey

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

Doug W. Fowler

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

Jeffrey J. Andersen

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

Catherine French

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

IN WITNESS WHEREOF, the undersigned, as a Manager and Member of the Company, has executed this instrument for and on behalf of the Company this 23RD day of MARCH, 1999.

/s/ DAVID W. BESSEY
DAVID W. BESSEY

ARTICLES OF AMENDMENT TO THE ARTICLES OF ORGANIZATION OF MARACAY HOMES ARIZONA I, L.L.C.

1. The name of the limited liability company is MARACAY HOMES ARIZONA I, L.L.C. (the “Company”).

2. The date the initial Articles of Organization were filed was December 14, 1994.

3. Article 5 of the Articles of Organization is hereby amended to read: “The names and addresses of each person who is a Manager of the Company are:

David W. Bessey

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

Jeffrey J. Andersen

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

Catherine French

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

IN WITNESS WHEREOF, the undersigned, as a Manager and Member of the Company, has executed this instrument for and on behalf of the Company this 6 day of OCTOBER, 1999.

/s/ DAVID W. BESSEY
DAVID W. BESSEY

ARTICLES OF AMENDMENT TO THE ARTICLES OF ORGANIZATION OF MARACAY HOMES ARIZONA I, L.L.C.

1. The name of the limited liability company is MARACAY HOMES ARIZONA I, L.L.C. (the “Company”).

2. The date the initial Articles of Organization were filed was December 14, 1994.

3. Article 5 of the Articles of Organization of the Company is hereby amended to read as follows:

ARTICLE 5. The names and addresses of the Members who own a 20% or greater interest in the capital or profits of the Company are:

David W. Bessey

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

Kyjormac, Inc.

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

Ken Fowler Arizona, Inc.

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

Maracay Homes Corporation

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

IN WITNESS WHEREOF, the undersigned, as a Manager and Member of the Company, has executed this instrument for and on behalf of the Company this 12 day of June, 2000.

/s/ Jeffrey J. Andersen
Jeffrey J. Andersen

ARTICLES OF AMENDMENT TO THE ARTICLES OF ORGANIZATION OF MARACAY HOMES ARIZONA I, L.L.C.

1. The name of the limited liability company is MARACAY HOMES ARIZONA I, L.L.C. (the “Company”).

2. The date the initial Articles of Organization were filed was December 14, 1994.

3. Article 5 of the Articles of Organization is hereby amended to read: “The names and addresses of each person who is a Manager of the Company are:

David W. Bessey

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

Jeffrey J. Andersen

15160 North Hayden Road

Suite 200

Scottsdale, Arizona 85260

IN WITNESS WHEREOF, the undersigned, as a Manager and Member of the Company, has executed this instrument for and on behalf of the Company this 24 day of June, 2003.

/s/ Jeffrey J. Andersen
Jeffrey J. Andersen

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF ORGANIZATION

OF

MARACAY HOMES ARIZONA I, L.L.C.

Pursuant to the provisions of A.R.S. § 29-633, the undersigned limited liability company adopts the following articles of amendment to its articles of organization:

FIRST:	The name of the limited liability company is Maracay Homes Arizona I, L.L.C.

SECOND:	The initial articles of organization were filed on December 14, 1994.

THIRD:	Article 5 of the articles of organization is hereby amended in its entirety to read as follows:

The name and address of the sole Manager of the Company are:

Weyerhaeuser Real Estate Company

33940 Weyerhaeuser Way South

Federal Way, Washington 98001

The name and address of the only Member who owns a 20% or greater interest in the capital or profits of the Company are:

Weyerhaeuser Real Estate Company

33940 Weyerhaeuser Way South

Federal Way, Washington 98001

FOURTH:	This amendment is made solely in relation to changes in managers or members of the limited liability company.

DATED: February 10, 2006.

MARACAY HOMES ARIZONA I, L.L.C.

By:	/s/ David W. Bessey
David W. Bessey,
Manager (prior to amendment)

ARTICLES OF AMENDMENT TO THE ARTICLES OF ORGANIZATION OF MARACAY HOMES ARIZONA I, L.L.C.

1.	The name of the limited liability company is Maracay Homes Arizona I, L.L.C.

2.	The Articles of Organization were originally filed with the Arizona Corporation Commission on the 14th day of December, 1994.

3. Article 1 of the Articles of Organization is hereby amended to read: “The name of this limited liability company (“Company”) is

MARACAY HOMES, L.L.C.

Dated this 31st day of March, 2009.

MARACAY HOMES ARIZONA I, L.L.C.

By	/s/ Lawrence B. Burrows
Lawrence B. Burrows, President
of Weyerhaeuser Real Estate Company, Manager